Safe Harbor

This presentation contains forward-looking statements within the meaning of the Federal Securities laws. These forward looking statements involve risk and uncertainties and actual results may differ materially from the expectations set forth in the forward looking statements.  These differences may be the result of various factors including, but not limited to, product development and manufacturing, market acceptance of new and enhanced products, changing economic conditions, risks in product and technology development, regulatory approvals, the effect of the Company’s accounting policies and other risks detailed in the Company’s periodic filings with the Securities and Exchange Commission.

Mission

To be the leading provider of
innovative diagnostic products
for chronic disease
self-management

Inverness Medical Innovations at a Glance

•  $240 million revenues projected pro forma including all acquisitions for 2002

•   Leading presence - $600mm women’s health market

•  Intellectual property and R&D emphasis creating expansion into new diagnostic markets

•  Management Team Members are proven innovators and technology pioneers

•  Dedicated global sales & marketing force

Strategy

•  Continue developing innovative diagnostic products

•  Expand proprietary  technology to new applications

•  Selectively acquire complementary product lines, companies and technologies

•  Maximize market penetration of our products

•  Manufacture high quality products at low cost

Inverness Management Team - A Pioneering Spirit

•  Electrochemical Advancements

•  1st blood glucose monitor

•  1st widely available alternate body site glucose test

•  1st to market with fastest test/small sample

•  Lateral-Flow Immunochemistry Gains

•  1st one-step home pregnancy test

•  1st estrogen-based fertility monitor

•  1st one-step ovulation test

Management Team’s Proven Blueprint for Success

•  Founded and Built MediSense; Sold to Abbott for $880 million

•  Identified electro-chemical blood glucose monitor market

•  Sale of IMT to J & J for $1.3 billion

•  Identified need for a comprehensive array of products for people with diabetes

•  Today’s opportunity

•  Broad array of opportunities in women’s health and chronic disease self-management

Technology & Select Applications

	Women’s Health	Prothrombin	Cardio-Markers
Electrochemical
Immunochemistry
Interstitial Fluid

Proprietary Rights in Point-of-Care
Lateral Flow Immunoassay Technology

Patents
	May	Davis	Kang	Charlton	Abbott	Campbell/Rosenstein
Abbott
Bayer
B-D
IMA
J&J
Pfizer
Roche	limited	limited

Applications of Technology:
Targeted Initial Product Launches

•  Women’s Health

- new format  pregnancy test -

                                                by end of ‘03

- new format ovulation predictor -

                                                1st half ‘04

•  Infectious Diseases

- new format strep throat test -

                                      1st half ‘04

•  Cardiology

- home-use prothrombin time (PT) monitor -

                                      end of ‘04

The Women’s Health Opportunity (by late ‘03 or ’04)

•  Pregnancy and ovulation category historically slow to innovate

•  Consumer confusion & misinterpretation

•  New digital technology format to address lack of confidence in results

•  Successful innovation presents opportunity for approx. $40-50 mm sales expansion

An Infectious Disease Opportunity (1st half ‘04)

•  Strep throat test market long dormant

•  New technology format may increase accuracy

•  Reduce false negatives for improved patient outcomes & efficient use of physician time

•  Solid product entry presents opportunity for approx. $30mm incremental sales

A Cardiology Opportunity (PT -  end ‘04)

•  Prothrombin Time market presents diabetes-like barriers to testing

•  IMA technology/IP ideally suited to address shortcomings of current self-test options

•  Successful PT product presents opportunity for significant sales growth potential ($75mm)

Key Market Drivers

•    Increasing consumer focus on “taking charge” of health, nutrition and illness self-management

•    Many deferring start of family to later age

•    Demographics driving growth opportunities in certain “concern” categories such as osteoporosis and menopause

Pregnancy and Fertility Market ($600 million)

% global market shares - Company estimates

Inverness Market Presence Today

•    Brand prominence in pregnancy and ovulation testing with ClearPlan® and ClearBlue®

•    Account relationships with major retailers such as Walgreens, CVS, Boots, etc.

•    Leading provider of private label pregnancy and ovulation tests

•    Nationwide distribution to point-of-care and clinical markets

Inverness in the Market

The Pieces Are In Place

•  World-class R&D facility north of London

•  Strong intellectual property position

•  Multiple manufacturing facilities worldwide

•  Multiple distribution capabilities in chosen markets

Inverness Locations

Executive Management Team

Name/Title	Previous Experience

Ron Zwanziger	• Inverness Medical Technology, MediSense
Chairman, President & CEO

David Scott, Ph.D.	• Inverness Medical Technology, MediSense
Chairman, Unipath Ltd.

Jerry McAleer, Ph.D.	• Inverness Medical Technology, Ecosensors, MediSense
Vice President, R&D

Anthony Bernardo	• Inverness Medical Technology, Polaroid, Dade International, Baxter Healthcare
Vice President & COO

Jack Wilkens	• LifeScan, Inverness Medical Technology, Polaroid
Managing Director, Unipath, Ltd.

David Toohey	• Inverness Medical Technology, Boston Scientific, Bausch & Lomb
Managing Director, Professional Diagnostics

Financial Drivers & Highlights

•  Recent acquisitions additive ($190 million projected pro forma) to revenue

•  Significant R&D spending (7% of ‘02 revenues)

•  Savings from integration of acquired businesses

•  Cash flows from current products with technology upside potential

Pathway to Rapid Growth

Snapshot of pro forma revenue growth ($’s in millions)

Steady Progress in First Three Full Quarters

($’s in millions)	2001		Q1:02		Q2:02		Q3:02

Revenues	$49.4		$37.2		$51.7		$53.9
Gross profit	23.6		19.0		21.4		24.7
Operating Income (Loss)*	(1.0)	(a)	(0.2)	(c)	0.9		3.9

Net Income (Loss) *	(4.0)	(b)	(1.8)	(d)	(0.5)	(e)	1.4	(f)

*            Exclusions of non-recurring and non-cash charges from these items used to reconcile numbers presented to those reported in the Company’s Forms 10-K and 10-Q follow on next slide.

Steady Progress (continued) ($’s in millions)

(a)           Excludes non-recurring charges in 2001 of (i) $7.0 for in-process research and development, and (ii) $10.4 for non-cash stock compensation to arrive at reported operating loss of $18.4.

(b)               Excludes non-recurring items in 2001 in addition to those charges set forth in footnote (a) above of (i) a $1.7 charge for a litigation settlement, (ii) a $1.3 for a one-time tax charge and write-off of deferred tax assets, (iii) a $0.1 gain from discontinued operations, and (iv)a $0.3 extraordinary loss related to the early extinguishment of debt to arrive at reported net loss of $24.7.

(c)               Excludes non-cash and non-recurring items in the first quarter of 2002 of (i) a $12.7 non-cash impairment charge to certain intangible assets, in accordance with Statement of Financial Accounting Standard No. 144, (ii) a $0.6 charge for employer taxes related to the exercises of nonqualified stock options by two key executive officers, and (iii) a $10.1 charge for non-cash stock compensation to arrive at reported operating loss of $23.7.

(d)               Excludes non-cash and non-recurring items in the first quarter of 2002 in addition to those charges set forth in footnote (c) above of (i) an additional $12.1 non-cash impairment charge to the goodwill, which primarily resulted from the adoption of Statement of Financial Accounting Standard No. 142, (ii) $2.7 in non-cash interest expense, (iii) an $8.5 extraordinary gain, net and(iv) an unrealized foreign exchange gain of $0.2, to arrive at reported net loss of $31.4.

(e)               Excludes non-cash and non-recurring items during the three months ended June 30, 2002 of (i) an aggregate of $0.1 in non-cash stock compensation and non-cash interest expense, (iii) $1.9 in unrealized foreign exchange loss, and (iv) $0.2 charge for a litigation settlement to arrive at reported net loss of $2.7.

(f)                 Excludes non-cash and non-recurring items during the three months ended September 30, 2002of (i) and aggregate of $1.3 in non-cash interest expense and a non-cash charge to mark to market an interest rate swap agreement, and (ii) a $1.0 unrealized foreign exchangegain to arrive at reported net income of $1.1.

Balance Sheet as of Sept. 30, 2002 ($’s in millions)

Cash and Cash Equivalents	$16.8
Working Capital	22.6
Total Assets	340.9
Total Debt	92.7
Redeemable Convertible Preferred Stock.	8.8
Total Stockholders’Equity	161.9

Investment Highlights

•               Worldwide leadership position in women’s health market

•               Proprietary technologies and R&D commitment pave way to future successes

•               Proven innovators and technology pioneers

•               Distribution relationships with major chain retailers and dedicated sales and marketing resources

•               Seasoned management team